RESIDENTIAL FUNDING CORPORATION
RFMS II 2003-HI2
Computational Materials: Preliminary Term Sheet







                       NEW ISSUE COMPUTATIONAL MATERIALS



                                  $241,625,000
                            HOME LOAN-BACKED NOTES,
                                SERIES 2003-HI2


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2003-HI2
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer



                                 AS UNDERWRITER

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

JUNE 16, 2003


--------------------------------------------------------------------------------
This Information was prepared by Residential Funding Securities Corporation in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                                          SUMMARY        MINIMUM      MAXIMUM
                                         STATISTICS
-------------------------------------------------------------------------------

Number of Loans:                           6,070
Aggregate Current Principal Balance:      $247,671,359      $2,929       $99,943
Average Current Principal Balance:             $40,803
Aggregate Original Principal Balance:     $248,819,175     $10,000      $100,000
Average Original Principal Balance:            $40,992
Weighted Average Gross Loan Rate:         11.4331%       6.000%       14.860%
Weighted Average Original Term:             208            60           301
Weighted Average Remaining Term:            206            57           300
Weighted Average Combined LTV:            118.08%        27.00%       126.00%
Weighted Average FICO Score:                697            640          803
Weighted Average Borrower DTI:             39.61%         7.00%       50.00%
Balloon Loans (% of Total):                0.07%
Weighted Average Junior Mortgage           26.76%
Ratio:
Lien Position (1st/2nd):               0.03% / 99.97%
Geographic Distribution:
                                Ohio:      6.98%
                        Pennsylvania:      6.52%
                             Florida:      6.31%
                             Indiana:      6.20%
                            Virginia:      4.63%
-------------------------------------------------------------------------------

                   CREDIT SCORES AS OF THE DATE OF ORIGINATION
-------------------------------------------------------------------------------
RANGE OF CREDIT SCORES AS    NUMBER OF     CUT-OFF     PERCENTAGE  WA LTV (%)   AVERAGE
                                                        OF HOME
                                                        LOANS BY
                                                        CUT-OFF                PRINCIPAL
OF THE DATE OF ORIGINATION   HOME LOANS  DATE BALANCE DATE BALANCE            BALANCE ($)
------------------------------------------------------------------------------------------
640 - 659                            429   13,619,394         5.50   115.87     31,747
660 - 679                          1,596   61,312,113        24.76   118.35     38,416
680 - 699                          1,524   64,605,117        26.09   118.31     42,392
700 - 719                          1,239   53,212,490        21.49   118.53     42,948
720 - 739                            749   32,482,173        13.12   118.01     43,367
740 - 759                            357   14,983,558         6.05   117.54     41,971
760 - 779                            145    6,070,662         2.45   116.55     41,867
780 - 799                             27    1,244,222         0.50   115.65     46,082
800 or Greater                         4      141,630         0.06   109.48     35,407
------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00   118.08     40,803
==========================================================================================



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                   LOAN RATES

----------------------------------------------------------------------------------------------------
RANGE OF LOAN RATES (%)      NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
                             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
5.501 - 6.000                          3      117,952         0.05    696      123.00      39,317
6.501 - 7.000                          1       17,700         0.01    747       77.00      17,700
7.001 - 7.500                          3       77,096         0.03    735       90.82      25,699
7.501 - 8.000                         12      291,912         0.12    718       92.22      24,326
8.001 - 8.500                         19      652,694         0.26    724      105.68      34,352
8.501 - 9.000                        119    5,663,045         2.29    728      113.84      47,589
9.001 - 9.500                        162    7,665,821         3.10    723      114.59      47,320
9.501 - 10.000                       417   18,933,314         7.64    718      116.94      45,404
10.001 - 10.500                      510   22,216,367         8.97    713      118.11      43,562
10.501 - 11.000                      963   42,438,471        17.13    712      118.78      44,069
11.001 - 11.500                      910   37,874,881        15.29    701      119.00      41,621
11.501 - 12.000                      923   37,809,333        15.27    692      118.62      40,964
12.001 - 12.500                      795   30,614,304        12.36    680      118.62      38,509
12.501 - 13.000                      569   20,469,391         8.26    673      117.92      35,974
13.001 - 13.500                      318   11,052,647         4.46    669      117.78      34,757
13.501 - 14.000                      285    9,716,188         3.92    666      117.75      34,092
14.001 - 14.500                       56    1,911,668         0.77    660      117.19      34,137
14.501 - 15.000                        5      148,572         0.06    662      119.64      29,714
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================


                      ORIGINAL HOME LOAN PRINCIPAL BALANCE

----------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL HOME       NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
LOAN PRINCIPAL BALANCE       HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
0.01 - 25,000.00                     770   16,764,511         6.77    695      115.09      21,772
25,000.01 - 50,000.00              4,102  155,746,862        62.88    691      118.06      37,969
50,000.01 - 75,000.00              1,156   71,414,008        28.83    708      118.86      61,777
75,000.01 - 100,000.00                42    3,745,977         1.51    738      117.66      89,190
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================




THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               COMBINED LTV RATIO
-----------------------------------------------------------------------------------------
RANGE OF COMBINED LTV        NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO    AVERAGE
                                                        OF HOME
                                                        LOANS BY
                                                        CUT-OFF               PRINCIPAL
RATIOS (%) *                 HOME LOANS  DATE BALANCE DATE BALANCE           BALANCE ($)
-----------------------------------------------------------------------------------------
20.01 - 30.00                          1       49,968         0.02       739      49,968
30.01 - 40.00                          1       34,710         0.01       694      34,710
40.01 - 50.00                          1       21,888         0.01       761      21,888
50.01 - 60.00                          2      174,216         0.07       740      87,108
60.01 - 70.00                          5      131,302         0.05       712      26,260
70.01 - 75.00                          7      218,327         0.09       717      31,190
75.01 - 80.00                         15      428,833         0.17       719      28,589
80.01 - 85.00                          9      360,101         0.15       723      40,011
85.01 - 90.00                         17      449,585         0.18       721      26,446
90.01 - 95.00                         37    1,117,346         0.45       707      30,199
95.01 - 100.00                       150    4,334,884         1.75       707      28,899
100.01 - 105.00                      259    9,655,148         3.90       692      37,279
105.01 - 110.00                      589   23,738,398         9.58       694      40,303
110.01 - 115.00                      848   34,160,150        13.79       696      40,283
115.01 - 120.00                    1,192   50,704,413        20.47       696      42,537
120.01 - 125.00                    2,934  122,020,917        49.27       698      41,589
125.01 - 130.00                        3       71,174         0.03       699      23,725
-----------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00       697      40,803
=========================================================================================

* - CLTV measure used for 2nd lien mortgages for purposes of computation.

                                  JUNIOR RATIOS

----------------------------------------------------------------------------------------------------
RANGE OF JUNIOR RATIOS (%)   NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
*                            HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
5.01 - 10.00                          36      732,982         0.30    696      108.75      20,361
10.01 - 15.00                        353   10,153,083         4.10    690      111.33      28,762
15.01 - 20.00                      1,437   49,759,146        20.10    693      117.72      34,627
20.01 - 25.00                      1,513   59,178,322        23.90    693      118.15      39,113
25.01 - 30.00                      1,219   52,858,133        21.35    697      118.69      43,362
30.01 - 40.00                      1,174   57,265,119        23.13    704      119.20      48,778
40.01 - 50.00                        276   14,380,588         5.81    704      118.77      52,104
50.01 - 60.00                         40    2,086,982         0.84    716      115.66      52,175
60.01 - 70.00                         14      740,938         0.30    717      116.83      52,924
70.01 - 80.00                          4      244,817         0.10    702      116.76      61,204
80.01 - 90.00                          1       53,252         0.02    707      125.00      53,252
90.01 - 100.00                         2      149,246         0.06    742       45.63      74,623
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,069  247,602,609       100.00    697      118.08      40,798
====================================================================================================

* - Excludes home loans secured by first liens.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                            ORIGINAL TERM TO MATURITY
----------------------------------------------------------------------------------------------------
RANGE OF MONTHS ORIGINAL     NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
TERM TO MATURITY             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
1 - 96                                14      439,402         0.18    709      112.96      31,386
97 - 120                             222    8,193,747         3.31    703      116.73      36,909
121 - 144                              1       39,009         0.02    699      123.00      39,009
157 - 168                              2       85,286         0.03    683      122.95      42,643
169 - 180                          4,096  165,656,726        66.89    698      118.08      40,444
181 - 288                            575   21,999,349         8.88    692      118.07      38,260
289 - 300                          1,159   51,218,068        20.68    694      118.36      44,192
301 and Over                           1       39,772         0.02    696      111.00      39,772
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================

                        REMAINING TERM TO STATES MATURITY
----------------------------------------------------------------------------------------------------
RANGE OF MONTHS REMAINING    NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
TO STATED MATURITY           HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
1 - 96                                14      439,402         0.18       709      112.96     31,386
109 - 120                            234    8,436,312         3.41       703      115.71     36,053
121 - 144                              1       39,009         0.02       699      123.00     39,009
145 - 156                              1       58,286         0.02       681      122.00     58,286
157 - 168                              9      324,816         0.13       691      117.88     36,091
169 - 180                          4,081  165,337,513        66.76       698      118.14     40,514
181 - 288                            574   22,022,153         8.89       692      118.03     38,366
289 - 300                          1,156   51,013,869        20.60       694      118.36     44,130
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================

                               YEAR OF ORIGINATION
----------------------------------------------------------------------------------------------------
YEAR OF ORIGINATION          NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
                             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
1997                                  12      242,566         0.10    731       81.32      20,214
1999                                   1       72,989         0.03    725      122.00      72,989
2000                                   2       97,918         0.04    691      125.00      48,959
2001                                   1       28,600         0.01    736      112.00      28,600
2002                                 266   11,257,991         4.55    698      118.28      42,323
2003                               5,788  235,971,295        95.28    697      118.11      40,769
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================


THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES


----------------------------------------------------------------------------------------------------
STATE *                      NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
                             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
Ohio                                 439   17,290,424         6.98    697      119.92      39,386
Pennsylvania                         393   16,148,987         6.52    703      118.60      41,092
Florida                              379   15,631,137         6.31    693      117.91      41,243
Indiana                              417   15,353,667         6.20    698      119.03      36,819
Virginia                             271   11,472,102         4.63    698      115.88      42,332
California                           237   11,193,485         4.52    698      115.55      47,230
Michigan                             238    9,722,522         3.93    694      118.13      40,851
Maryland                             213    9,648,605         3.90    703      115.96      45,299
Arizona                              237    9,633,311         3.89    693      117.86      40,647
Missouri                             236    8,759,225         3.54    694      118.26      37,115
North Carolina                       209    8,547,984         3.45    702      119.51      40,899
Colorado                             186    8,357,032         3.37    696      116.80      44,930
Washington                           159    7,537,037         3.04    702      116.98      47,403
Kansas                               186    6,850,326         2.77    697      119.46      36,830
Utah                                 154    6,402,025         2.58    699      116.81      41,572
Kentucky                             162    6,048,595         2.44    698      119.80      37,337
Alabama                              158    5,980,723         2.41    690      117.66      37,853
Wisconsin                            138    5,734,419         2.32    696      119.96      41,554
Minnesota                            117    5,451,444         2.20    699      117.33      46,594
Oklahoma                             136    5,091,702         2.06    696      117.49      37,439
Nebraska                             131    4,997,461         2.02    703      120.94      38,149
Other                              1,274   51,819,147        20.92    695      118.13      40,674
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================




* - The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgage properties for less than 2% of the home loans.

                             MORTGAGED PROPERTY TYPE
----------------------------------------------------------------------------------------------------
PROPERTY TYPE                NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
                             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
----------------------------
Single Family Residence            5,501  224,325,399        90.57    697      118.13      40,779
PUD Detached                         309   13,779,250         5.56    698      117.36      44,593
Condominium                          141    4,902,486         1.98    690      118.94      34,769
PUD Attached                          46    1,938,630         0.78    693      117.14      42,144
Townhouse/Row house                   49    1,798,915         0.73    695      117.98      36,713
Attached
Multifamily (2-4 units)               19      755,781         0.31    701      116.93      39,778
Modular                                3      102,305         0.04    705      107.36      34,102
Townhouse/Row house                    1       39,455         0.02    684      121.00      39,455
Detached
Two-to-four Family Units               1       29,138         0.01    659      101.00      29,138
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================

THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                                  LOAN PURPOSE
----------------------------------------------------------------------------------------------------
LOAN PURPOSE                 NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
                             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
Debt Consolidation                 4,995  204,925,293        82.74    696      118.38      41,026
Cash                                 552   20,980,061         8.47    704      116.44      38,007
Rate/Term Refinance                  347   14,613,465         5.90    699      116.82      42,114
Convenience                           84    3,392,474         1.37    687      117.98      40,387
Other                                 40    1,548,466         0.63    714      116.54      38,712
Home Improvement                      30    1,362,091         0.55    722      112.98      45,403
Home Imp/Debt consol                  11      443,341         0.18    706      120.02      40,304
Asset Acquisition                      8      264,313         0.11    707      118.87      33,039
Education                              3      141,854         0.06    722      117.09      47,285
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================


                            PREPAYMENT PENALTY TERMS
----------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS     NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
                             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
None                               3,738  152,142,641        61.43       699      118.10     40,702
12 Months                             21      892,562         0.36       690      118.63     42,503
24 Months                              6      298,044         0.12       695      117.44     49,674
36 Months                          2,293   93,916,043        37.92       695      118.03     40,958
60 Months                              8      258,668         0.10       694      119.53     32,333
Other                                  4      163,401         0.07       693      123.12     40,850
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================




                                  LIEN PRIORITY
----------------------------------------------------------------------------------------------------
LIEN PRIORITY                NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
                                                        CUT-OFF                          BALANCE
                             HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
First Lien                             1       68,750         0.03    701      125.00      68,750
Second Lien                        6,069  247,602,609        99.97    697      118.08      40,798
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================




THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


               DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION
----------------------------------------------------------------------------------------------------
RANGE OF DEBT-TO-INCOME      NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
RATIOS AS OF THE DATE OF                                CUT-OFF                          BALANCE
ORIGINATION (%)              HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
5.1 - 10.0                             2       85,584         0.03    707      109.55      42,792
10.1 - 15.0                            3      157,788         0.06    747      118.23      52,596
15.1 - 20.0                           37    1,385,518         0.56    708      111.95      37,446
20.1 - 25.0                          194    6,859,888         2.77    700      116.73      35,360
25.1 - 30.0                          514   19,694,231         7.95    702      117.47      38,316
30.1 - 35.0                        1,013   39,310,941        15.87    699      117.50      38,806
35.1 - 40.0                        1,372   55,076,550        22.24    696      118.22      40,143
40.1 - 45.0                        1,886   75,539,847        30.50    696      118.28      40,053
45.1 - 50.0                        1,049   49,561,011        20.01    696      118.71      47,246
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================





                  RESIDUAL INCOME AS OF THE DATE OF ORIGINATION
----------------------------------------------------------------------------------------------------
RANGE OF RESIDUAL INCOME     NUMBER OF     CUT-OFF     PERCENTAGE   WA FICO  WA LTV (%)  AVERAGE
                                                        OF HOME
                                                        LOANS BY                         PRINCIPAL
AS OF THE DATE OF                                       CUT-OFF                          BALANCE
ORIGINATION                  HOME LOANS  DATE BALANCE DATE BALANCE                          ($)
----------------------------------------------------------------------------------------------------
Less than 1,500.00                     2       72,122         0.03    720      114.15      36,061
1,500.00 - 1,999.00                  337   10,881,525         4.39    705      116.78      32,289
1,999.01 - 2,999.00                1,690   63,030,658        25.45    698      118.63      37,296
2,999.01 - 3,999.00                2,183   88,544,929        35.75    695      118.31      40,561
3,999.01 - 4,999.00                1,022   44,461,729        17.95    698      118.21      43,505
4,999.01 - 5,999.00                  459   21,361,785         8.63    700      117.59      46,540
5,999.01 or Greater                  377   19,318,610         7.80    698      116.28      51,243
----------------------------------------------------------------------------------------------------
          TOTAL:                   6,070  247,671,359       100.00    697      118.08      40,803
====================================================================================================

